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                                                                   EXHIBIT 10.3


                            FIRST AMENDMENT TO SECOND
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT (this "Amendment") to the Second Amended and Restated Credit Agreement referred to below is made as of July 19, 1999 by and among NEW AMERICAN HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), TORONTO DOMINION (TEXAS), INC., as agent for the financial institutions party hereto (in such capacity, the "Agent"), THE TORONTO-DOMINION BANK, as Issuing Bank and THE FINANCIAL INSTITUTIONS PARTY HERETO (collectively, the "Banks"; individually, a "Bank").

                                   WITNESSETH

         WHEREAS, the Borrower, the Agent, the Issuing Bank and the Banks are party to that certain Second Amended and Restated Credit Agreement, dated as of May 14, 1999 (the "Credit Agreement"); and

         WHEREAS, the Agent, the Issuing Bank and the Banks have agreed to amend the Credit Agreement in the manner, and on the terms and conditions, provided for herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

         2. AMENDMENT. Section 7.18(a)(iii) of the Credit Agreement is hereby amended by inserting the text "ninety percent (90%) of" at the beginning of clause (A) thereof.

         3. RATIFICATION OF CREDIT AGREEMENT. Except as hereby amended, the provisions of the Credit Agreement are hereby in all respects ratified and confirmed.

         4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         5. EFFECTIVENESS. This Amendment shall become effective upon receipt by the Agent of nine original copies of this Amendment duly executed and delivered by the Borrower, the Agent, the Issuing Bank and the Majority Banks.


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         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.





                            [SIGNATURE PAGES FOLLOW]



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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Amendment as of date and year first above written.


                                        NEW AMERICAN HEALTHCARE CORP.



                                        By: /s/ Dana C. McClendon, Jr.
                                            ------------------------------------
                                        Name: Dana C. McClendon, Jr.
                                        Title: SVP-CAO


                                        TORONTO DOMINION (TEXAS), INC.,
                                        As Agent and a Bank



                                        By:
                                            ------------------------------------
                                        Name: Jano Mott
                                        Title: Vice President


                                        THE TORONTO-DOMINION BANK,
                                        as Issuing Bank



                                        By:
                                            ------------------------------------
                                        Name: Jano Mott
                                        Title: Vice President


                                        NATIONSBANK, N.A.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:




                      [SIGNATURES CONTINUED ON NEXT PAGE]


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                                        FIRST UNION NATIONAL BANK



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        FIRST AMERICAN NATIONAL BANK



                                        By: /s/ Sandy Hamrick
                                            ------------------------------------
                                        Name: Sandy Hamrick
                                        Title: Senior Vice President


                                        NATIONAL CITY BANK OF KENTUCKY



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        BANK ONE, N.A.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        AMSOUTH BANK



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: